MODIFICATION NO. 8

	THIS SIXTH AMENDMENT AGREEMENT is made as of the 16th day of August, 1996.

B E T W E N:

	CINEPLEX ODEON CORPORATION
	a corporation incorporated under the
	laws of the Province of Ontario

	("Cineplex")


	- and -


	PLITT THEATRES, INC.
	a corporation incorporated under the
	laws of the State of Delaware

	("Plitt")


	- and -

	CINEPLEX ODEON (QUEBEC) INC.
	RKO CENTURY WARNER THEATRES, INC.
	THE WALTER READE ORGANIZATION, INC.
	PLITT SOUTHERN THEATRES, INC.
	MANBECK THEATRE CORPORATION

	(collectively, the "Guarantors")


	- and -


	THE BANK OF NOVA SCOTIA
	NATIONAL BANK OF CANADA
	THE BANK OF NEW YORK
	ROYAL BANK OF CANADA

	(collectively, the "Banks")

	- and -


	THE BANK OF NOVA SCOTIA
	in its capacity as agent for the Banks
	(the "Agent")


	- and -


	THE BANK OF NOVA SCOTIA
	as operating lender
	(the "Operating Lender")



WHEREAS:

A.	Cineplex, Plitt, the Banks and the Agent entered into a credit agreement dated as of 23 June 1994 pursuant to which the Banks established a reducing/revolving term credit facility in favour of Cineplex and Plitt, which agreement has been amended by a Waiver Agreement made as of 25 October 1994, a Second Amendment Agreement made as of 31 March 1995, a Second Waiver Agreement made as of 19 September 1995, a Third Amendment Agreement made as of 30 September 1995, a Consent made as of 15 December 1995, a Fourth Amendment Agreement made as of 9 February 1996 and a Fifth Amendment Agreement made as of 26 March 1996, (such credit agreement as so amended and as further supplemented, amended, restated or replaced from time to time, the "Credit Agreement").

B.	Cineplex and the Operating Lender entered into a letter loan agreement dated 23 June 1994 (as the same may be amended, supplemented, restated or replaced from time to time, the "Operating Credit Agreement") pursuant to which the Operating Lender established in favour of Cineplex a revolving operating credit facility.

C.	Pursuant to the Credit Agreement and the Operating Credit
 Agreement, each of the Guarantors has provided a Guarantee.

D.	Cineplex has requested that certain provisions of the Credit
 Agreement be amended to permit the making of investments in certain financial instruments, the expansion of its Exhibition Business in Budapest, Hungary and the creation of certain Liens in connection with the procurement of exhibition locations in the United States of America and Canada.

E.	The Banks and the Operating Lender have agreed to such requests on the terms set forth herein and the parties hereto are entering into to this Agreement to evidence their agreement with respect to such requests, to set forth the terms and conditions upon which such agreements by the Banks and the Operating Lender are made and to deal with the other matters set forth herein.

	NOW THEREFORE in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 - Interpretation

	Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings ascribed thereto in the Credit Agreement. This Agreement amends the Credit Agreement effective from and after the date hereof. This Agreement and the Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one agreement.

Section 2 - Amendment to Definitions

	Section 1.01 of the Credit Agreement is amended by adding the following definition as section 1.01(uu.1):

"(uu.1)	"Ground Lease Property" means each freehold property
 which is acquired by Cineplex
 or a Restricted Subsidiary for the development of a location to be used in its Exhibition Business in respect of which Cineplex and/or a Restricted Subsidiary has (i) entered into agreements with a Person to develop such property as a location to be used in its Exhibition Business, (ii) has provided to the Banks a first priority security interest in the furniture, fixtures and equipment relating to such location, to the extent financed by Cineplex or a Restricted Subsidiary,
 (iii) agreed to provide such Person with a long term ground lease of the freehold interest, and (iv) agreed to enter into a long term lease of the completed development with such Person."

	Section 1.01 of the Credit Agreement is amended by adding the following definition as section 1.01(ddd.1):

	"(ddd.1)	"Landlord Lender Ground Lease Mortgage" means,
 with respect to each Ground Lease Property, a first priority mortgage granted by the ground lessee of such property to its lenders charging the ground lessee's interest in the ground lease of such Ground Lease Property."

	Section 1.01 of the Credit Agreement is amended by amending the definition of "Permitted Investments" by deleting the period at the end of subparagraph 1.01(vvv)(xi) and replacing it with "; and" by adding the following provision as subparagraph (xii) thereof:

	"(xii)	Investments in bankers' acceptances with a maturity of
 not more than 180 days which are issued by a corporation organized under the laws of Canada or of a province of Canada and which are accepted by a bank chartered under the Bank Act (Canada) applies which has combined capital, surplus and undivided profits of not less than U.S. $100,000,000 (or the equivalent in Canadian dollars) determined on the date of the Investment and which is either rated in one of the top two rating classifications by at least one nationally recognized rating agency in Canada acceptable to the Agent or is a Bank under this Agreement."

	Section 1.01 of the Credit Agreement is amended by amending the definition of "Permitted Lien" by deleting the period at the end of subparagraph 1.01(www) (xv) and replacing it with "; and" by adding the following provision as subparagraph (xvi) thereof:

	"(xvi)	Liens which are Landlord Lender Ground Lease Mortgages
 to the extent that the face amount of all such Landlord Lender Ground Lease Mortgages does not, in the aggregate, exceed U.S. $30,000,000."

Section 3 - Consent to Budapest, Hungary Project

Subject to and in accordance with the provisions of this Agreement and the Credit Agreement, the Banks agree to permit Cineplex to enter into the transactions relating to a proposed exhibition location in Budapest, Hungary strictly on the terms and conditions of the deal memorandum attached hereto as Appendix A.

Section 4 - Conditions
 Precedent to Effectiveness of this Amendment Agreement

	This Sixth Amendment Agreement shall only become binding on the Banks upon satisfaction of the following conditions precedent:

	(a)	receipt by the Agent of evidence, in form and substance
 satisfactory to the Agent and its counsel, that all terms, conditions and provisions relating to the subject matter of this Sixth Amendment Agreement are permitted under the Senior Subordinated Indenture; and

	(b)	execution of this Sixth Amendment Agreement by the
 Super Majority Banks in accordance with Section 12.01(ii) of the Credit Agreement.

Section 5 - Confirmation by Guarantors

	Each Guarantor confirms that the Guarantee and Collateral made or granted by it pursuant to the Credit Agreement and the Operating Credit Agreement remain in full force and effect notwithstanding the amendments and supplements to Credit Agreement herein contained.

Section 6 - Continuing Effect of Agreements
	Except as amended by this Agreement, the Credit Agreement and the Operating Credit Agreement shall remain in full force and effect, without amendment, and each is hereby ratified and confirmed.

Section 7 - Counterparts

This Agreement may be executed in any
 number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument and shall be effective on the date when each of the parties hereto has signed a copy hereof and shall have delivered the same to the Agent.


	EXECUTED AND EFFECTIVE as of the date first written above.



THE BANKS
---------

THE BANK OF NOVA SCOTIA		          NATIONAL BANK OF CANADA
By: K. Lehner	         	          	By: L. Shain

THE BANK OF NEW YORK	             	ROYAL BANK OF CANADA
By: Geoffrey C. Brooks		           By: M. Waiser

THE BANK OF NOVA SCOTIA,	          THE BANK OF NOVA SCOTIA, as
as Agent	                        		Operating Lender
By: J. Hall		                     	By: K. Lehner


THE BORROWERS
-------------

CINEPLEX ODEON CORPORATION		       PLITT THEATRES, INC.
By: Ellis Jacob		                		By: Ellis Jacob

EACH OF THE UNDERSIGNED hereby acknowledges and agrees to and accepts the terms and conditions set forth in this Agreement as of the date first written above.

THE GUARANTORS
--------------

CINEPLEX ODEON CORPORATION		         PLITT THEATRES, INC.
By: Ellis Jacob		                   	By: Ellis Jacob

RKO CENTURY WARNER	                		THE WALTER READE ORGANIZATION,
THEATRES, INC.			                   	INC.
By: Ellis Jacob	                  			By: Ellis Jacob

PLITT SOUTHERN THEATRES, INC.	      	MANBECK THEATRE CORPORATION
By: Ellis Jacob		                  		By: Ellis Jacob

CINEPLEX ODEON (QUEBEC) INC.
By: Ellis Jacob